As filed with the Securities and Exchange Commission on November 8, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person Filing Proxy Statement, Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid: $

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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

                              [Robocom Letterhead]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on December 8, 2004

                                                    November 8, 2004

To the Shareholders of Robocom Systems International Inc.:

      Notice is hereby given that the annual meeting of shareholders of Robocom Systems International Inc., a New York corporation, will be held in the Executive Conference Room of Robocom Systems International Inc., 511 Ocean Ave., Massapequa, NY 11758, on December 8, 2004 at 10:00 A.M., local time, for the following purposes:

      1. the election of four (4) directors to our board of directors to hold office until the 2005 annual meeting of shareholders or until their successors shall have been duly elected and qualified;

      2. a proposal to ratify the selection of our company's independent auditors for the current fiscal year; and

      3.    such other business as may properly come before the annual meeting.

      Only shareholders of record at the close of business on Monday, November 5, 2004 will be entitled to vote at the annual meeting.

      Whether or not you expect to attend the annual meeting, please mark, sign and promptly return the enclosed proxy in the postpaid envelope provided. If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.

                                                    Sincerely,


                                                    Irwin Balaban
                                                    Chairman of the Board
                                                    and Chief Executive Officer

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
                                511 Ocean Avenue
                           Massapequa, New York 11758

                                 PROXY STATEMENT

                                     GENERAL

      This proxy statement is furnished to shareholders of Robocom Systems International Inc., a New York corporation, in connection with the solicitation, by order of our board of directors, of proxies to be voted at the annual meeting of shareholders, to be held on December 8, 2004, at 10:00 A.M., local time, in the Executive Conference Room of Robocom Systems International Inc., 511 Ocean Avenue, Massapequa, NY 11758, and at any adjournment or adjournments thereof. The accompanying proxy is being solicited on behalf of our board of directors. This proxy statement and the enclosed proxy card are first being mailed to our shareholders on or about November 8, 2004, accompanied by our annual report on Form 10-KSB for the fiscal year ended May 31, 2004.

      At the annual meeting, the following matters will be considered and voted upon:

      (1) the election of four (4) directors to our board of directors to hold office until the 2005 annual meeting of shareholders or until their successors shall have been duly elected and qualified;

      (2) a proposal to ratify the selection of our company's independent auditors for the current fiscal year; and

      (3)   such other business as may properly come before the annual meeting.

Voting and Revocation of Proxies; Adjournment

      All of the voting securities of our company represented by valid proxies, unless the shareholder otherwise specifies therein or unless revoked, will be voted FOR the election of the director nominees set forth herein and FOR the ratification of the selection of Eisner & Lubin, LLP as our independent auditors for the current fiscal year, and at the discretion of the proxy holders, on any other matters that may properly come before the annual meeting. Our board of directors does not know of any matters to be considered at the annual meeting other than the election of directors and the ratification of the selection of independent auditors for our current fiscal year.

      If a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any shareholder has the power to revoke such shareholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to our Secretary stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the annual meeting, or by voting in person at the annual meeting.

      A plurality of the votes cast at the annual meeting by the shareholders entitled to vote in the election is required to elect the director nominees and a majority of the votes cast at the annual meeting by the shareholders entitled to vote is required to take any other action. Although no formal agreement exists, we anticipate that approximately 2,559,100 shares (approximately 56.36% of the outstanding shares) of our common stock, beneficially owned in the aggregate by Mr. Irwin Balaban, the Chairman of our board of directors and our President and Chief Executive Officer, Mr. Robert Friedman, one of our directors, Mr. Herbert Goldman, one of our directors, and Mr. Lawrence B. Klein, our Secretary and one of our directors, will be voted as recommended for the director nominees set forth herein and for the ratification of the selection of our independent auditors named herein. Accordingly, our board of directors anticipates that its nominees will be elected to serve as our directors and the selection of the independent auditors named herein for the current fiscal year will be ratified. In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the annual meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

      Abstentions and broker non-votes are counted in determining the existence of a quorum but are not counted as votes cast for the proposals as to which the shareholder abstained or the broker withheld authority. Abstentions and broker non-votes have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast.

Solicitation

      The solicitation of proxies pursuant to this proxy statement will be primarily by mail. In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to our directors, officers or other employees of our company for such services. The total cost of any such solicitation will be borne by us and will include reimbursement of brokerage firms and other nominees.

Quorum and Voting Rights

      Our board of directors has fixed November 5, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. Holders of record of shares of common stock at the close of business on the record date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

Voting Securities and Principal Holders Thereof

      Our board of directors has set November 5, 2004 as the record date for determining shareholders entitled to vote at the annual meeting. Persons who were not shareholders on such date will not be allowed to vote at the annual meeting. At the close of business on November 5, 2004, there were 4,540,984 shares of our common stock issued and outstanding and no shares of preferred stock issued and outstanding. Each share of our common stock is entitled to one vote at the annual meeting.

      The following table sets forth, as of October 1, 2004, the names, addresses and number of shares of our common stock beneficially owned by (i) all persons known to our management to be beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each named executive officer and (iv) all executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned):

                                                               Number of Shares
                     Name and Address of                         Beneficially         Percentage of Outstanding
                    Beneficial Owner (1)                           Owned (2)        Shares Beneficially Owned (2)
                    --------------------                           ---------        -----------------------------
Irwin .....................................................       1,051,100(3)                    23.05%
Balaban
Judy Frenkel ..............................................         118,200(4)                     2.58
Robert B. Friedman ........................................         102,500(5)                     2.23
Herbert ...................................................         946,500(6)                    20.76
Goldman
Lawrence B. Klein .........................................         704,000(7)                    15.45
All executive officers and directors as a group
    (5 persons) ...........................................       2,922,300(8)                    65.00%

----------
(1) The address of each beneficial owner of more than 5% of the outstanding shares of our common stock is c/o Robocom Systems International Inc., 511 Ocean Avenue, Massapequa, New York 11758.

(2) Except as indicated in the footnotes to this table, we believe that all persons named in the table have sole voting and investment power with respect to all common stock shown as beneficially owned by them. In accordance with the rules of the Securities and Exchange Commission, a person or entity is deemed to be the beneficial owner of common stock that can be acquired by such person or entity within 60 days upon the exercise of options or warrants or other rights to acquire common stock. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised. The inclusion herein of such shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(3) Includes 564,000 shares held by I&T Balaban L.P. and 65,000 shares subject to options that are presently exercisable.

(4)   Includes 40,000 shares subject to options that are presently exercisable.

(5)   Includes 102,500 shares subject to options that are presently exercisable.

(6) Includes 564,000 shares held by H & N Goldman L.P., 160,000 shares held by the Herbert Goldman Revocable Trust, 160,000 shares held by the Naomi J. Goldman Revocable Trust and 62,500 shares subject to options that are presently exercisable.

(7)   Includes 60,000 shares subject to options that are presently exercisable.

(8)   Includes 330,000 shares subject to options that are presently exercisable.

                       PROPOSAL 1 - Election of Directors

      The Amended and Restated Bylaws of our company provide that the number of directors shall be at least three and not more than seven, except that where all the shares are owned beneficially and of record by fewer than three shareholders, the number of directors may be less than three, but not less than the number of shareholders. Subject to the foregoing limitation, such number may be fixed from time to time by action of our board or of the shareholders. Our board of directors currently consists of four directors. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

      Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the director nominees listed below to serve until the date of the next annual meeting of our shareholders and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our board of directors.

      The following table sets forth certain information regarding the director nominees. All of the following individuals currently serve as members of our board of directors:

                                               Principal Occupation for Past Five Years and
      Name                 Age                 Current Public Directorships or Trusteeships
      ----                 ---                 --------------------------------------------
Irwin Balaban              72       Mr. Balaban, one of our co-founders, has been Chairman of our board of directors since 1983. From 1983 until his retirement in March 1999, he was our President and Chief Executive Officer. Since March 1999, he had been providing consulting services to us. In his capacity as a consultant, in
                                    July 2001, Mr. Balaban assumed the offices of our President and Chief
                                    Executive Officer.

Mr. Robert Friedman        65       Mr. Friedman has been a director of our company since March 2003. Mr.
                                    Friedman is currently the principal owner and managing partner of several business ventures, including the Norwich (CT) Comfort Suites Hotel, the
                                    Norwich (CT) Navigators (the Class AA affiliate of the San Francisco
                                    Giants), the Nathan Hale Inn & Conference Center at the University of
                                    Connecticut and the Middletown Inn & Conference Center. From 1969 to 1989,
                                    Mr. Friedman, a graduate of The Wharton School of the University of
                                    Pennsylvania, was President and a Director of the Middex Development
                                    Corporation, a national real estate development company involved in the development, ownership and management of hotels and office buildings.

                                                Principal Occupation for Past Five Years and
      Name                 Age                  Current Public Directorships or Trusteeships
      ----                 ---                  --------------------------------------------
Herbert Goldman            73       Mr. Goldman, one of our co-founders, has been a director since 1983. Since his retirement in 1996 until May 2000, he provided consulting services to
                                    us. From 1991 until his retirement in 1996, Mr. Goldman was our Executive
                                    Vice President - Operations.

Lawrence B. Klein          70       Mr. Klein, one of our co-founders, has been a director since 1991. From
                                    May 2000 to May 2001, he provided consulting services to us. From May 1999 until his retirement in May 2000, Mr. Klein was our Executive Vice
                                    President - Worldwide and from 1991 until May 1999, Mr. Klein was our
                                    Executive Vice President, Marketing and Sales.

Vote Required

      A plurality of the votes cast at the annual meeting by the shareholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
                  DIRECTOR NOMINEES OF THE BOARD OF DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

Directors

      Biographical information concerning our Directors is set forth above under the caption "Proposal 1 - Election of Directors".

Executive Officers

      In addition to the nominee for director listed above who is also one of our executive officers, set forth below is a brief description of our remaining executive officers:

      Richard Adamo has been Vice President - Project Management since September 2000. From September 1997 to February 2000, Mr. Adamo was our Manager of the Project Management Group.

      Judy Frenkel has been our Chief Operating Officer since July 2001. From September 2000 to July 2001, Ms. Frenkel was our Senior Vice-President - Systems Development. From September 1999 to September 2000, she was our Vice President - Systems Development. From September 1992 to September 1999, she was our manager of Systems Analysis.

      Susan Loeser has been Vice President - Customer Support since September 2000. From October 1992 to September 2000, Ms. Loeser was our Manager of the Documentation and Training Group.

Certain Relationships and Related Transactions

      We lease approximately 10,000 square feet of office space, which functions as our corporate headquarters, in Massapequa, New York, pursuant to a lease with Robocom Properties Inc. ("Properties") that expires on December 31, 2010. The shareholders of Properties are Messrs. Balaban, Goldman, Klein, who are directors of our company, and two other former executive officers of our company. In connection therewith, we incurred expenses of $177,991 in fiscal 2001 and $168,000 in both fiscal 2003 and 2004. In fiscal 2002, $161,872 was converted to long-term debt as of May 30, 2002, bearing interest at 3% per annum and maturing on May 30, 2004. On May 27, 2003, this long-term debt, plus the related accrued interest of $4,856, was exchanged for warrants to purchase 100,000 shares of Common Stock, at an exercise price of $.50 per share. These stock purchase warrants can be exercised at any time and will expire on May 31, 2008.

      Since January 1, 1998, the annual base rental of $168,000 payable under the lease has been adjusted and thereafter will be adjusted each year by the ratio of the prime rate as published in the Wall Street Journal on January 2 of such year to the prime rate as published in the Wall Street Journal on January 2, 1997, which was 8.25%. The prime rate on January 2, 2004 was 4.00%. However, the parties have agreed that rent will not be less than $14,000 per month. We believe that these rental terms are at least as favorable to us as could be obtained from an unaffiliated third party.

      On April 1, 1999, we entered into a consulting agreement with Irwin Balaban, Chairman of our board of directors, and our President and Chief Executive Officer, pursuant to which Mr. Balaban was to receive $12,000 per year for providing consulting services on an as-needed basis. During fiscal 2001 and 2002, consulting fees of approximately $28,000 were incurred under this agreement. At May 31, 2002, $37,196 was unpaid relating to such services. This amount was converted to a promissory note as of May 30, 2002, bearing interest at 3% per annum and maturing on May 30, 2004. As of May 30, 2003, this note was extended until June 30, 2005, under the existing terms. At May 31, 2004, $16,621 remained unpaid under this note.

      On May 16, 2000, we entered into a one-year agreement with Lawrence Klein, one of our directors, pursuant to which Mr. Klein was to receive $18,000 per year for providing consulting services to us on an as-needed basis. This agreement was not renewed in fiscal 2001. At May 31, 2002, $9,661 remained unpaid under this agreement. This amount was converted to a promissory note as of May 30, 2002, bearing interest at 3% per annum and maturing on May 30, 2004. As of May 30, 2003, this note was extended until June 30, 2005, under the existing terms. At May 31, 2004, no balance remained unpaid under this note.

      On May 15, 1997, we entered into a three-year agreement with Herbert Goldman, one of our directors, pursuant to which Mr. Goldman was to receive $12,000 per year for providing consulting services to us on an as-needed basis. At May 31, 2002, $5,853 remained unpaid under this agreement. This amount was converted to a promissory note as of May 30, 2002, bearing interest at 3% per annum and maturing on May 30, 2004. As of May 30, 2003, this note was extended until June 30, 2005, under the existing terms. At May 31, 2004, $3,677 remained unpaid under this note.

      During fiscal 2001, we secured a line of credit of $1,050,000 from our three principal shareholders, all of who are directors of our company, including Irwin Balaban, our President and Chief Executive Officer. As of May 31, 2001, $550,000 had been drawn down from this line of credit. The line of credit expired on September 19, 2001 and has been replaced with a line of credit from Baseboard Investments, LLC, a limited liability company, the members of which consist of the same three principal shareholders and directors. This line of credit provides for borrowings of up to $1,250,000, and was to expire in September 2002. As of November 21, 2003, this line of credit was extended until September 19, 2005, under the existing terms. As of May 31, 2004, no borrowings were outstanding under the line of credit.

      In connection with a $500,000 line of credit that we obtained from North Fork Bank on September 27, 2004, our three principal shareholders, all of whom are directors of our company, executed joint and several guaranties of our obligations under the line of credit.

Compliance with Section 16(A) Of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such persons are required by Commission regulation to furnish us with copies of all
Section 16(a) forms they file.

      Based solely upon a review of Forms 3, 4 and 5 furnished to us, we note the following delinquencies for our fiscal year ended May 31, 2004:

      Ms. Frenkel did not timely file a Form 4 upon her acquisition of options to purchase 50,000 shares of our common stock on December 8, 2003. Ms. Frenkel reported this transaction on a Form 4 filed on December 19, 2003. None of Messrs. Balaban, Friedman, Goldman and Klein or Ms. Frenkel has filed Forms 5, if required. We are not aware of the requirement or exemption of any of such individuals to file a Form 5, but note the absence of any written representation identified in paragraph (b)(2)(i) of Item 405 of Regulation S-B.

Board of Directors Meetings and Committees

      Our board of directors met twice during the fiscal year ended May 31, 2004. Each director attended at least 75% of the meetings of our board of directors [and of the meetings of any committee of which he was a member] during such time as he served as a director. From time to time, the members of our board of directors act by unanimous written consent pursuant to the Business Corporation Law of the State of New York, as amended.

Audit Committee

      Our board of directors has an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. This committee currently consists of Messrs. Balaban and Friedman. Mr. Friedman has been appointed to sit on the audit committee to serve as the audit committee financial expert. Mr. Friedman is considered independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, as amended. The audit committee is directly responsible for the appointment, compensation and oversight of our independent auditors. The audit committee oversees the financial reporting process on behalf of our board of directors by reviewing with the independent auditors the scope and results of the audit engagement, monitoring our financial policies and internal control procedures, and reviewing and monitoring the provisions of non-audit services performed by our independent auditors. Management is responsible for our internal controls and establishing and reviewing the financial reporting process. The audit committee acts under a written charter adopted and approved in September 1997, a copy of which was included as Appendix A to our proxy statement on Schedule 14A for our fiscal year ended May 31, 2003. The audit committee held one meeting during the fiscal year ended May 31, 2004. Both committee members were present at the meeting.

Report of Audit Committee

      The audit committee reviewed our audited financial statements for the fiscal year ended May 31, 2004 and discussed these financial statements with our management. The audit committee also reviewed and discussed the audited financial statements and matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Eisner & Lubin, LLP, our independent auditors.

      With respect to our independent auditors, the audit committee discussed with Eisner & Lubin, LLP, among other things, matters relating to its independence, including the disclosures made to the audit committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      Based on these reviews and discussions, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2004.

                                                AUDIT COMMITTEE,


                                                Irwin Balaban
                                                Robert B. Friedman

Nominating Committee

      Our board of directors does not have a standing nominating committee. Our entire board of directors is responsible for this function. Due to the relatively small size of our company and the resulting efficiency of a board of directors that is also limited in size, our board of directors has determined that it is not necessary or appropriate at this time to establish a separate nominating committee. Our board of directors intends to review periodically whether such a nominating committee should be established.

      Our board of directors uses a variety of methods for identifying and evaluating nominees for director. It regularly assesses the appropriate size of the board of directors, and whether any vacancies exist or are expected due to retirement or otherwise. If vacancies exist, are anticipated or otherwise arise, our board of directors considers various potential candidates for director. Candidates may come to their attention through current members of our board of directors, shareholders or other persons. These candidates are evaluated at regular or special meetings of our board of directors, and may be considered at any point during the year. Our board of directors will consider candidates for director that are nominated by shareholders in accordance with the procedures regarding the inclusion of shareholder proposals in proxy materials set forth in the section entitled "Shareholder Proposals" in this proxy statement. In evaluating such recommendations, our board of directors uses the qualifications and standards discussed below and seeks to achieve a balance of knowledge, experience and capability on our board of directors.

      Qualifications for consideration as a director nominee may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among our board of directors. Among the factors that our directors consider when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment and strategic vision. Other considerations would be their knowledge of issues affecting our business, their leadership experience and their time available for meetings and consultation on company matters. Our directors seek a diverse group of candidates who possess the background skills and expertise to make a significant contribution to our board of directors, our company and our shareholders.

Compensation Committee

      Our board of directors has a compensation committee, which currently consists of Messrs. Balaban and Goldman. The compensation committee is responsible for reviewing and recommending salaries, bonuses and other compensation for our officers. The compensation committee is also responsible for administering our stock option plan and for establishing terms and conditions of all stock options granted under the plan. The compensation committee met once during the fiscal year ended May 31, 2004. Both committee members were present at the meeting.

Communications with Directors

      Our board of directors maintains a process for shareholders to communicate with the board of directors or any board member. Shareholders who desire to communicate with the board should send any communication to Attn: Secretary, c/o Robocom Systems International Inc., 511 Ocean Avenue, Massapequa, New York 11758. Any communication must state the number of shares of common stock beneficially owned by the shareholder making the communication. The Secretary will forward such communication to the full board of directors or to any individual director or directors to whom the communication is directed, unless the communication is threatening or illegal, uses inappropriate expletive language or is similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table sets forth all compensation awarded to, earned by or paid to our chief executive officer and our four most highly compensated executive officers, whose salary and bonus exceeded $100,000 in compensation for the last fiscal year (collectively, the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                                                       Long-Term
                                                    Annual Compensation                           Compensation Awards
                                                                                            Securities
                                                                        Other Annual        Underlying          All Other
  Name and Principal      Fiscal        Salary          Bonuses       Compensation (1)     Options/SARs     Compensation (2)
       Position            Year           ($)             ($)                ($)                (#)                ($)
Irwin Balaban (3)          2004              0              0                  0              60,000                 0
  President and Chief      2003              0              0                  0                   0                 0
   Executive Officer       2002              0              0             28,180                   0                 0

Judy Frenkel               2004        128,000              0                  0              50,000             3,874
  Chief Operating          2003        121,000          5,000                  0                   0             3,417
   Officer                 2002        110,000              0             20,000                   0             2,600

----------
(1) Represents amounts paid for automobile expenses, consulting fees and commissions.

(2)   Represents matching contributions made by us pursuant to our 401(k) Plan.

(3) Since 1983, Mr. Balaban has been Chairman of our board of directors and since his retirement in March 1999, has been providing consulting services to us under a consulting agreement. In his capacity as a consultant to us, Mr. Balaban assumed the offices of President and Chief Executive Officer in July 2001.

Stock Options

      The following table sets forth information with respect to fiscal year-ended May 31, 2004 option values.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                         Number of           % of Total
                         Securities         Options/SARs
                         Underlying          Granted to
                        Options/SARs        Employees in        Exercise or Base Price
       Name             Granted (#)         Fiscal Year                 ($/sh)                   Expiration Date
Irwin Balaban              60,000              17.14%                   $0.65                    December 6, 2008
Judy Frenkel               50,000              14.29%                   $0.65                    December 6, 2008

      The following table sets forth the number and value of options exercised by each of the Named Executive Officers during the fiscal year ended May 31, 2004 and of unexercised options held by each of the Named Executive Officers on May 31, 2004:

                   AGGREGATED OPTION EXERCISES FOR FISCAL 2004
                           AND OPTION YEAR END VALUES

                                                                 Number of Securities          Value of Unexercised
                      Shares Acquired                           Underlying Unexercised      In-the-Money Options/SARs
                        on Exercise        Value Realized     Options/SARs at FY-End (#)          at FY-End ($)
       Name                 (#)                 ($)           Exercisable/Unexercisable     Exercisable/Unexercisable
Irwin Balaban               --                  --                 65,000 / 0                    $3,000 / 0
Judy Frenkel                --                  --                 40,000 / 50,000                6,000 / 2,500

Employment Agreements

      On July 28, 2003, we entered into an agreement with Judy Frenkel, our Chief Operating Officer that pertains to severance compensation payable to Ms. Frankel upon the occurrence of certain employment termination events. This agreement provides Ms. Frenkel with three equal lump sum payments, aggregating fifty percent of her then current rate of annual base salary, upon termination resulting from certain qualifying events, as defined in the agreement. Such qualifying events include but are not limited to, the failure by the surviving corporation to offer employment to Ms. Frenkel following a change of control and the termination of employment of Ms. Frenkel without cause prior to the first anniversary of the change in control of our company.

Compensation of Directors

      Each non-employee director receives $500 for each board meeting attended and is reimbursed for all out-of-pocket expenses incurred, in connection with attendance at meetings of the board, or any committee thereof. Upon election to our board of directors, each non-employee director is granted five-year options to purchase 5,000 shares of our common stock at an exercise price equal to fair market value of our common stock at the date of grant. In addition, directors serving on either the audit committee or the compensation committee are granted additional five-year options to purchase 2,500 shares of our common stock at an exercise price equal to the fair market value of our common stock at the date of grant. These options vest immediately. Upon his election to our board of directors, on March 24, 2003, Mr. Friedman received five-year options to purchase 45,000 shares of our common stock at an exercise price of $0.09 per share.

        PROPOSAL 2 - Ratification of Appointment of Independent Auditors

      Eisner & Lubin, LLP ("E&L"), an independent registered public accounting firm, has served as our independent auditors since August 17, 2001 and has been appointed by the audit committee to audit our financial statements for the fiscal year ending May 31, 2005. In the event that ratification of this selection of auditors is not approved by a majority of the shares of common stock voting at the annual meeting in person or by proxy, the audit committee will reconsider its selection of auditors. E&L has no interest, financial or otherwise, in our company.

      A representative from E&L is expected to attend the annual meeting and such representative will have the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions from shareholders.

      Shareholder ratification of the appointment of E&L as our independent auditors for the fiscal year ending May 31, 2005 does not preclude the audit committee from terminating its engagement of E&L and retaining new independent auditors, if it determines that such an action would be in our best interest.

Audit and Related Fees

      Audit Fees. The aggregate fees billed by E&L for professional services rendered for the audit of our annual financial statements included in our annual reports on Form 10-KSB for the years ended May 31, 2004 and 2003 and for the review of our financial statements included in our quarterly reports on Form 10-QSB during such fiscal years was $48,000 and $40,000, respectively.

      Audit-Related Fees. There were no fees billed in the years ended May 31, 2004 and 2003 for assurance and related services by E&L that were reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees above.

      Tax Fees. There were no fees billed during the years ended May 31, 2004 and 2003 for professional services rendered by E&L for tax compliance, tax advice or tax planning.

      All Other Fees. There were no fees billed during the years ended May 31, 2004 and 2003 for professional services rendered by our independent auditors except as disclosed above.

Pre-Approval Policies and Procedures

      The audit committee is directly responsible for the appointment, compensation and oversight of our independent auditors. The audit committee oversees the financial reporting process on behalf of our board of directors by reviewing with the independent auditors the scope and results of the audit engagement, monitoring our financial policies and internal control procedures, and reviewing and monitoring the provisions of non-audit services performed by our independent auditors. The audit committee has established a policy regarding pre-approval of all services provided by our independent auditors.

      All requests for services by our independent auditors must be presented to the audit committee in writing for consideration. Requests must be specific as to the type of services to be provided and may be approved at a meeting of the audit committee or by a designated member of the audit committee. All of the services described above under the caption "Audit and Audit-Related Fees" were approved by the audit committee in accordance with its policies and procedures.

Vote Required

      A majority of the votes cast at the annual meeting by the shareholders entitled to vote at the annual meeting, either in person or by proxy, is required to ratify the appointment of independent auditors.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF EISNER & LUBIN, LLP AS INDEPENDENT AUDITORS
                    FOR THE FISCAL YEAR ENDING MAY 31, 2005.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders intended for presentation at the 2005 annual meeting of shareholders and intended to be included in our proxy statement and form of proxy relating to that meeting in accordance with Rule 14a-8(e) promulgated under the Exchange Act, must be received at the address appearing on the first page of this proxy statement by May 27, 2005. The proxy rules of the Securities and Exchange Commission limit the circumstances under which the proxy card distributed by registered companies to their shareholders may permit those companies to cast the votes represented by the proxy voting cards in their sole discretion. As applied to our company, the most important limitation is that for proposals made by a shareholder at the 2005 annual meeting that are not properly submitted by the shareholder for inclusion in our proxy materials, we may vote proxies in our discretion with respect to those proposals only if we have not received notice from the shareholder by May 27, 2005 at the latest that the shareholder intends to make those proposals at the annual meeting.

                                 OTHER BUSINESS

      Other than as described above, our board knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote all proxies according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

                                    EXPENSES

      The expenses of printing and mailing proxy material, including expenses involved in forwarding materials to beneficial owners of stock, will be borne by us. No solicitation other than by mail is contemplated, except that officers or employees of our company may solicit the return of proxies from certain shareholders by telephone, personal solicitation or facsimile.

                                  ANNUAL REPORT

      Our annual report on Form 10-KSB for the year ended May 31, 2004, including financial statements, is being mailed herewith. If, for any reason, you do not receive your copy of the annual report, please contact Robocom Systems International Inc., 511 Ocean Avenue, Massapequa, New York 11758,
Attention: Shareholder Relations, and another copy will be sent to you.

                                           By Order of the Board of Directors,


                                           Irwin Balaban
                                           Chairman of the Board
                                             and Chief Executive Officer

Dated: November 8, 2004
       Massapequa, New York

                                 REVOCABLE PROXY
                       ROBOCOM SYSTEMS INTERNATIONAL INC.

|X|        PLEASE MARK VOTES
           AS IN THIS EXAMPLE

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) Lawrence B. Klein, lawful attorney and proxy of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the annual meeting of shareholders of Robocom Systems International Inc. to be held in the Executive Conference Room of Robocom Systems International Inc., 511 Ocean Avenue, Massapequa, New York 11758 on December 8, 2004 at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

      Our Board of Directors recommends a vote "FOR" the proposals set forth below.

Please be sure to sign and date
this Proxy in the boxes below.

                                                  ------------------------------
                                                  Date

--------------------------------------------------------------------------------
Shareholder sign above   Co-holder (if any) sign above

                                                               With-   For All
                                                       For      hold   Except
PROPOSAL 1:                                            |_|      |_|     |_|

The Election of Directors:

Irwin Balaban, Robert Friedman, Herbert Goldman, Lawrence B. Klein,.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

----------------------------------------------------

                                                       For    Against    Abstain
PROPOSAL 2:                                            |_|      |_|        |_|

Ratification of the appointment of
Eisner & Lubin, LLP as
independent auditors of our
company for the fiscal year ending
May 31, 2005.

      In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

      This proxy when properly executed will be voted in the manner described herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each director nominee of the Board of Directors and for each of the Proposals set forth herein. Any prior proxy is hereby revoked.

--------------------------------------------------------------------------------

                       ROBOCOM SYSTEMS INTERNATIONAL INC.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

--------------------------------------------------------------------------------